UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 11, 2000



                               INSILCO HOLDING CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Delaware                        0-24813                    06-1158291
  --------------              ---------------------       ---------------------
 (STATE OR OTHER              (COMMISSION FILE NO.)           (IRS EMPLOYER
 JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
  ORGANIZATION)


                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANTS
                          PRINCIPAL EXECUTIVE OFFICES)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On February 11, 2000, Insilco Holding Co. through its wholly-owned subsidiary Insilco Corporation, sold its publishing business, Taylor Publishing company to TP Acquisition Corp., a newly created, wholly-owned subsidiary of Castle Harlan Partners III, L.P., for gross proceeds of approximately $93.5 million, less transaction costs and subject to adjustment for working capital and other post closing items. The net proceeds will be utilized to reduce the outstanding principal of Insilco Corporation's Credit Facility and/or fund future acquisitions.

           This transaction was accomplished through arms length negotiations between Insilco Corporation management and Castle Harlan Partners III, L.P. management.

           The Company's press release issued February 11, 2000 is attached as an exhibit and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements of Business Acquired
           -----------------------------------------
           Not applicable.

     (b)   Pro Forma financial Information
           -------------------------------
           The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                Pro Forma Condensed Consolidated Balance
                Sheet as of September 30, 1999                        Page F-1

                Pro Forma Condensed Consolidated Statement
                Of Operations
                      Nine months ended September 30, 1999            Page F-2
                      Year ended December 31, 1998                    Page F-3

     The following pro forma unaudited condensed balance sheet as of September 30, 1999 presents the estimated impact of the sale of the Taylor Publishing Company as discussed in Item 2 on the Company's consolidated financial position assuming such sale had occurred at September 30, 1999. The following pro forma unaudited condensed consolidated statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 present the estimated impact of the sale of the Taylor Publishing Company on the Company's historical consolidated statements of operations as if such sale had occurred at the beginning of the applicable period. The nonrecurring transactions related directly to the sale are excluded from the pro forma statements of operations. The significant assumptions utilized for the pro forma financial statements include: (i) the net proceeds will be utilized to reduce the outstanding debt described above; (ii) the interest rates for the outstanding debt are based upon the weighted average rates during the applicable period and (iii) income tax expense (benefit) attributable to the pro forma transactions is provided at the statutory tax rate.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or of the financial position or results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.



     (c)   Exhibits.
           ---------

           EXHIBIT NO.                  DESCRIPTION

             2 (a) Merger agreement dated December 17, 1999 by and among Insilco Corporation, Taylor Publishing Company, and TP Acquisition Corp.

            99 (a)        Press release of the Company issued February 11, 2000.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INSILCO HOLDING CO.
                               ----------------------------
                               Registrant



Date: February 11, 2000        By: /s/ MICHAEL R. ELIA
                               ----------------------------
                               Michael R. Elia
                               Senior Vice President and Chief Financial
                               Officer, Treasurer and Secretary

                                  EXHIBIT INDEX





           EXHIBIT NO.                  DESCRIPTION

             2 (a) Merger agreement dated December 17, 1999 by and among Insilco Corporation, Taylor Publishing Company and TP Acquisition Corp.

            99 (a)        Press release of the Company issued February 11, 2000.

                      INSILCO HOLDING CO. AND SUBSIDIARIES

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 1999
                                 (In thousands)

                                                                          a)
                                                                      Adjustment
                                                                    to Record Sale,
                                                                     Net Proceeds     Pro
                                                        Historical   and Interest    Forma
                                                        ----------   ------------  ---------
                            ASSETS
Current assets
       Cash and cash equivalents                         $  14,735            2       14,737
       Trade receivables, net                               95,188      (18,849)      76,339
       Other receivables                                    11,570       (4,155)       7,415
       Inventories                                          64,381       (8,577)      55,804
       Deferred tax asset                                    1,965       (1,965)        --
       Prepaid expenses and other                            4,563       (1,638)       2,925
                                                         ---------    ---------    ---------
         Total current assets                              192,402      (35,182)     157,220

Property, plant and equipment                              125,048      (11,659)     113,389
Deferred tax asset                                           8,889       (6,647)       2,242
Other assets                                                49,485       (1,329)      48,156
                                                         ---------    ---------    ---------
         Total assets                                    $ 375,824      (54,817)     321,007
                                                         =========    =========    =========

                  LIABILITIES AND STOCKHOLDERS' (DEFICIT)
Current liabilities
       Current portion of long-term debt                 $   1,264         --          1,264
       Accounts payable                                     38,581       (2,912)      35,669
       Accrued expenses and other                           55,113      (21,925)      33,188
                                                         ---------    ---------    ---------
         Total current liabilities                          94,958      (24,837)      70,121

Long-term debt, excluding current portion                  435,438      (89,113)     346,325
Other long-term obligations, excluding current portion      46,902         (720)      46,182
Stockholders' (deficit)
       Minority Interest                                       100         --            100
       PIK Preferred Stock                                  38,525         --         38,525
       Stockholders' (deficit)                            (240,099)      59,853     (180,246)
                                                         ---------    ---------    ---------
         Total liabilities and stockholders' (deficit)   $ 375,824      (54,817)     321,007
                                                         =========    =========    =========

       a) To reflect removal of Taylor Publishing Company's September 30, 1999 balance sheet and reflect paydown of debt with the net proceeds of $89.1 million.

                      INSILCO HOLDING CO. AND SUBSIDIARIES

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Nine Months Ended September 30, 1999
                      (In thousands, except per share data)

                                                                    Net Proceeds
                                                         Taylor     and Interest     Pro
                                          Historical   Operations   Adjustments     Forma
                                           ---------    ---------    ---------    ---------
Net sales                                  $ 449,590      (92,047)        --        357,543
Cost of goods sold                           327,216      (50,550)        --        276,666
Depreciation and amortization                 17,507       (3,003)        --         14,504
Selling, general and administrative           75,515      (29,648)        (175)a)    45,692
Restructuring Charge                           6,532         --           --          6,532
                                           ---------    ---------    ---------    ---------

        Operating income                      22,820       (8,846)         175       14,149

Other Income (expense):
      Interest expense                       (35,702)         505        5,352 b)   (29,845)
      Interest income                            347         --           --            347
      Equity in net income of Thermalex        2,596         --           --          2,596
      Other income, net                       10,142          297         --         10,439
                                           ---------    ---------    ---------    ---------
        Income from continuing
        operations before income taxes           203       (8,044)       5,527       (2,314)

Income tax (expense) benefit                   1,510        2,896 c)    (1,990)c)     2,416
                                           ---------    ---------    ---------    ---------

        Net income                             1,713       (5,148)       3,537          102

Preferred stock dividend                      (4,431)        --           --         (4,431)
                                           ---------    ---------    ---------    ---------

        Net loss available to common       $  (2,718)      (5,148)       3,537       (4,329)
                                           =========    =========    =========    =========

Basic loss available per common share:
      Loss per share available to common   $   (1.87)                                 (2.98)

      Basic shares                             1,455                                  1,455

Diluted loss available per common share:
      Loss per share available to common   $   (1.87)                                 (2.98)

      Diluted shares                           1,455                                  1,455

      a)  To remove legal fees related to the Jostens antitrust lawsuit.

      b) To reflect decrease in interest expense resulting from the debt paydown on Insilco's credit facility from the proceeds of the sale. Interest is calculated on the net proceeds of $89.1 million using an assumed interest rate of 8 percent. A change of 1/8 percent in the interest rate would result in a change in interest expense and net income of $83,619 and $53,517 before and after taxes, respectively.

      c) To reflect the tax effect of Taylor operations and the pro forma adjustments at a statutory rate, 34 percent for federal and 2 percent for state.

                      INSILCO HOLDING CO. AND SUBSIDIARIES

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended December 31, 1998
                      (In thousands, except per share data)

                                                                    Net Proceeds
                                                         Taylor     and Interest     Pro
                                          Historical   Operations   Adjustments     Forma
                                           ---------    ---------    ---------    ---------
Net sales                                  $ 535,629     (101,325)        --        434,304
Cost of goods sold                           383,269      (61,167)        --        322,102
Depreciation and amortization                 20,159       (3,319)        --         16,840
Selling, general and administrative           91,488      (33,296)        (682)a)    57,510
Merger Expenses                               25,529         --           --         25,529
Severance and write-downs                      2,542         --           --          2,542
                                           ---------    ---------    ---------    ---------
        Operating income                      12,642       (3,543)         682        9,781

Other Income (expense):
     Interest expense                        (32,894)         610        5,782 b)   (26,502)
     Interest income                             979         --           --            979
     Equity in net income of Thermalex         2,850         --           --          2,850
     Other income, net                         3,027          713         --          3,740
                                           ---------    ---------    ---------    ---------
        Income from continuing
        operations before income taxes       (13,396)      (2,220)       6,464       (9,152)

Income tax (expense) benefit                   1,253          799 c)    (2,327)c)      (275)
                                           ---------    ---------    ---------    ---------
     Net income (loss)                       (12,143)      (1,421)       4,137       (9,427)

Preferred stock dividend                      (2,044)        --           --         (2,044)
                                           ---------    ---------    ---------    ---------
     Net loss available to common          $ (14,187)      (1,421)       4,137      (11,471)
                                           =========    =========    =========    =========

Basic loss available per common share:
     Loss per share available to common    $   (4.49)                                 (3.63)

     Basic shares                              3,161                                  3,161

Diluted loss available per common share:
     Loss per share available to common    $   (4.49)                                 (3.63)

     Diluted shares                            3,161                                  3,161

      a)  To remove legal fees related to the Jostens antitrust lawsuit.

      b) To reflect decrease in interest expense resulting from the debt paydown on Insilco's credit facility from the proceeds of the sale. Interest is calculated on the weighted average proceeds of $82.6 million (adjusted for seasonal working capital fluctuations) using a rate of 7 percent. A change of 1/8 percent in the interest rate would result in a change in interest expense and net income of $103,241 and $66,074 before and after taxes, respectively.

      c) To reflect the tax effect of Taylor operations and the pro forma adjustments at a statutory rate, 34 percent for federal and 2 percent for state.